Goodwill and other intangible assets	12 Months Ended
Dec. 31, 2015
Goodwill and Intangible Assets Disclosure [Abstract]
Goodwill and other intangible assets
Goodwill and other intangible assets and liabilities

Goodwill

The goodwill balance and changes in the carrying amount is as follows:

(In $ millions)	Year ended December 31, 2015	Year ended December 31, 2014
Opening balance
Goodwill	836	1,200
Accumulated impairment losses	(232)	—
Total opening goodwill	604	1,200

Disposals and deconsolidations (see note 11)	(41)	(315)
Impairment of goodwill	(563)	(232)
Re-classified as assets held for sale	—	(49)

Closing balance
Goodwill	795	836
Accumulated impairment losses	(795)	(232)
Total closing goodwill	—	604

In 2015, the $41 million derecognized through disposals and deconsolidations relates to the $41 million of goodwill relating to the West Polaris sold to Seadrill Partners, corresponding to the Floater segment
In 2014 the total derecognized was $315 million, of which $286 million related to the Floater segment and $29 million related to the Tender rig segment. The $49 million reclassified as assets held for sale at December 31, 2014 related to the Jack-up segment.
For more details on the deconsolidation of Seadrill Partners and the disposal of subsidiaries see Note 11, and details on Assets held for sale see Note 37.
For the year ended December 31, 2015
During the period between June 30, 2015 and September 30, 2015 the Company’s share price fell by 43% from $10.34 to $5.90 (based on the closing spot price), and by 34%, from $12.04 to $7.96 (based on the average trailing three month basis), partly as a result of deteriorating market conditions in the oil and gas industry and supply and demand conditions in the ultra-deepwater offshore drilling sector. As a result management determined that the Goodwill assigned to the Company’s Floaters reporting unit was likely to be impaired, and performed a quantitative impairment test as at September 30, 2015.
As at September 30, 2015 an impairment test was conducted, and it resulted in the Company recognizing an impairment loss of $563 million relating to the Floaters reporting unit which represented all of the Goodwill attributable to that reporting unit. Following the impairment the Company no longer retains any Goodwill balance. The impairment is a result of deteriorating market conditions and the Company’s outlook on expected conditions through the current down-cycle. The impairment charge was allocated between the parent and non-controlling interests based upon the non-controlling interests’ share in each drilling unit within the Floater segment. The overall charge to the reporting unit was first allocated to each drilling unit based upon the relative fair values of those drilling units. The percentage non-controlling interest in each drilling unit was then applied to the allocated charge in order to determine the portion attributable to non-controlling interests. The total impairment allocated to the non-controlling interest was $95 million.
The estimated fair value of the reporting unit was derived using an income approach, using discounted future free cash flows. The Company’s estimated future free cash flows are primarily based on its expectations around day rates, drilling unit utilization, operating costs, capital and long term maintenance expenditures and applicable tax rates. The cash flows are estimated over the remaining useful economic lives of the assets but no longer than 30 years in total, and discounted using an estimated market participant weighted average cost of capital of 10%.
The assumptions used in the Company’s estimated cash flows were derived from unobservable inputs (level 3) and are based on management’s judgments and assumptions available at the time of performing the impairment test.
For the year ended December 31, 2014
The Company performed its annual goodwill impairment test as of December 31, 2014 for both its reporting units; Floaters and Jack-ups. The Company elected to bypass the qualitative assessment given the recent decline in market conditions in the offshore drilling industry. The annual impairment test resulted in the Company recognizing an impairment loss of $232 million relating to its Jack-up reporting unit. The impairment loss relating to the Jack-up reporting unit is primarily due to declining day rates and future market expectations for day rates in the sector. These have been trending lower as a result of the recent decline in the price of oil, which has impacted the spending plans of our customers. No impairment was recognized relating to the Floater reporting unit as the fair value estimate substantially exceeded carrying value.
The impairment charge relating to the Jack-up reporting unit was allocated between the parent and non-controlling interests based upon the non-controlling interests share in each drilling unit within the Jack-up segment. The overall charge to the reporting unit was first allocated to each drilling unit based upon the relative fair values of those drilling units. The non-controlling interest in each drilling unit was then applied to the allocated charge in order to determine the portion attributable to non-controlling interests. The total impairment allocated to the non-controlling interest was $39 million.
The estimated fair values of the Floater and Jack-up reporting units were derived using an income approach which estimated discounted future cash flows for each reporting unit. Our estimated future free cash flows are primarily based on our expectations around day rates, drilling unit utilization, operating costs, capital and long term maintenance expenditures and applicable tax rates. The cash flows are estimated over the remaining useful economic lives of the assets but no longer than 30 years in total, and discounted using an estimated market participant weighted average cost of capital of 9.5%.
The assumptions used in the Company’s estimated cash flows were derived from unobservable inputs and are based on management’s judgments and assumptions available at the time of performing the impairment test.
As of December 31, 2015 the aggregated estimated fair value of the Company’s reporting units exceeded its market capitalization. The Company evaluated the difference by reviewing the implied control premium as compared to other market transactions within our industry and considering other benchmark data and analysis prepared by offshore drilling industry analysts. The Company deems the implied control premium to be reasonable in the context of the data considered.
For the year ended December 31, 2013
For the year ended December 31, 2013 the Company performed a qualitative assessment of its reporting units which determined that it was more likely than not that the fair value of its Floaters and Jack-up reporting units were not less than their carrying amount. As a result it was not considered necessary to perform the two step goodwill impairment test and no impairment losses were recognized.

Intangibles

Intangible assets/liabilities relate to favorable/unfavorable contracts which are recorded at fair value at the date of acquisition. The amounts recognized represent the net present value of the existing contracts at the time of acquisition compared to the current market rates at the time of acquisition, discounted at the weighted average cost of capital. The estimated unfavorable contract values have been recognized and amortized over the terms of the contracts, ranging from two to five years. The gross carrying amounts and accumulated amortization were as follows:

	December 31, 2015			December 31, 2014
	Gross carrying amount	Accumulated amortization	Net carrying amount	Gross carrying amount	Accumulated amortization	Net carrying amount
Unfavorable contracts - intangible liabilities
Balance at beginning of period	444	(197)	247	444	(67)	377
Additions	—	—	—	—	—	—
Amortization of unfavorable contracts	—	(116)	(116)	—	(130)	(130)
Balance at end of period	444	(313)	131	444	(197)	247

We amortize the favorable and unfavorable contracts as revenue or reduction to revenue over the contract term. This is recognized within other revenues in the consolidated statement of operations. The table below shows the amounts relating to favorable and unfavorable contracts that is expected to be amortized over the next five years:

	Year ended December 31
(In US$ millions)	2016	2017	2018	2019	2020	Total
Amortization of unfavorable contracts	65	43	23	—	—	131